UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 16, 2024

MEDICAL PROPERTIES TRUST, INC.
MPT OPERATING PARTNERSHIP, L.P.
(Exact Name of Registrant as Specified in Charter)

Commission File Number
001-32559
Commission File Number
333-177186

Maryland	20-0191742
Delaware	20-0242069
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1000 Urban Center Drive, Suite 501 Birmingham, AL	35242
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (205)
969-3755

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share, of Medical Properties Trust, Inc.	MPW	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
As previously reported in the Notification of Late Filing on Form
12b-25
(“Form
12b-25”)
filed by Medical Properties Trust, Inc. and MPT Operating Partnership, L.P. (together, the “Company”) on May 13, 2024, the Company was unable, without unreasonable effort or expense, to file its combined Quarterly Report on Form
10-Q
for the period ended March 31, 2024 (the “Quarterly Report”) by the prescribed due date. The Company was unable to file the Quarterly Report within the prescribed period, as further extended by the filing of the Form
12b-25,
due to the voluntary bankruptcy petition filed by Steward Health Care System LLC, one of the Company’s tenants, four days prior to the due date for the Quarterly Report. As a result of the bankruptcy filing, the Company was required to perform additional procedures to determine and review the measurement and timing of various impairments and its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PWC”), needed additional time to complete its interim review.
On May 16, 2024, the Company received a notice (the “Notice”) from the New York Stock Exchange (“NYSE”) indicating that, due to the delay in filing of the Quarterly Report, the Company is not in compliance with Section 802.01E of the NYSE Listed Company Manual, which requires timely filing of periodic financial reports with the Securities and Exchange Commission (the “SEC”).
The Notice has no immediate effect on the listing of the Company’s common stock on the NYSE. Under NYSE rules, the Company has six months from May 15, 2024 to regain compliance with NYSE listing standards by filing the Quarterly Report with the SEC, subject to an additional six-month
extension at the NYSE’s discretion. The Notice also notes that the NYSE may nevertheless commence delisting procedures at any time during the period that is available to the Company to complete the filing, if it deems that the circumstances warrant.
The Company and PWC continue to dedicate significant resources to complete the necessary work to file the Quarterly Report with the SEC as soon as practicable.

Item 7.01.	Regulation FD Disclosure.
As required by Section 802.01E of the NYSE Listed Company Manual, the Company issued a press release on May 16, 2024 announcing that it had received the Notice. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form
8-K.
The information in this Item 7.01, including the information contained in Exhibit 99.1 of this Current Report on Form
8-K,
is furnished herewith and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing.
Safe Harbor Disclosure
This Current Report on
Form 8-K includes
forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements can generally be identified by the use of forward-looking words such as “may”, “will”, “would”, “could”, “expect”, “intend”, “plan”, “estimate”, “target”, “anticipate”, “believe”, “objectives”, “outlook”, “guidance” or other similar words, and include statements regarding our strategies, objectives, future expansion and development activities, asset sales and other liquidity transactions, expected returns on investments and expected financial performance. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results or future events to differ materially from those expressed in or underlying such forward-looking statements, including, but not limited to: (i) the risk that the completion and filing of the Quarterly Report will take longer than expected; (ii) the risk that additional information may arise during the preparation of the Quarterly Report for filing with the SEC; and (iii) the timing of the Company regaining compliance with the NYSE’s continued listing standards. The Company disclaims any responsibility to update such forward-looking statements, which speak only as of the date on which they were made.

Item 9.01.	Financial Statements and Exhibits.
(d)
Exhibits
.

Exhibit Number	Description

99.1	Press Release, dated May 16, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunder duly authorized.

MEDICAL PROPERTIES TRUST, INC.

By:	/s/ R. Steven Hamner
Name:	R. Steven Hamner
Title:	Executive Vice President and Chief Financial Officer

MPT OPERATING PARTNERSHIP, L.P.

By:	/s/ R. Steven Hamner
Name:	R. Steven Hamner
Title:	Executive Vice President and Chief Financial Officer of the sole member of the general partner of MPT Operating Partnership, L.P.
Date: May 16, 2024